Exhibit 10.4

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

by and among

BANK OF AMERICA, N.A.,

as BofA Facility Agent,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as GSO Agent,

dated as of December 4, 2015

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TABLE OF CONTENTS (Cont’d)

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AMENDED AND RESTATED INTERCREDITOR AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of December 4, 2015 among (a) BANK OF AMERICA, N.A., in its capacity as administrative agent and collateral agent (together with its successors and assigns in such capacity, the “BofA Facility Agent”) for (i) the financial institutions party from time to time to the BofA Credit Agreement referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “BofA Facility Lenders”) and (ii) any BofA Facility Bank Products Affiliates and BofA Facility Cash Management Affiliates (each as defined below) (such BofA Facility Bank Products Affiliates and BofA Facility Cash Management Affiliates, together with the BofA Facility Agent and the BofA Facility Lenders, the “BofA Facility Secured Parties”), and (b) WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent and collateral agent (together with its successors and assigns in such capacity, the “GSO Agent”) for the financial institutions party from time to time to the GSO Credit Agreement referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “GSO Lenders” and together with the GSO Agent and the GSO Lenders, the “GSO Secured Parties”), and acknowledged by (c) SEQUENTIAL BRANDS GROUP, INC. (“New Sequential”, or the “Borrower”), a Delaware corporation, and (d) each of the Guarantors (as defined below) which are signatories to this Agreement.

RECITALS

A.           Pursuant to that certain Second Amended and Restated First Lien Credit Agreement, dated as of April 8, 2015, by and among SQBG, Inc. (formerly known as Sequential Brands Group, Inc.), a Delaware corporation (“Old Sequential”), as Borrower, the Guarantors party thereto, the BofA Facility Agent and the BofA Facility Lenders (as amended and as in effect immediately prior to the date hereof, the “Existing BofA Credit Agreement”), the BofA Facility Lenders have agreed to make certain loans and provide other financial accommodations to or for the benefit of Old Sequential, as Borrower.

B.           Pursuant to the Guaranty (as the same may be amended, supplemented, restated and/or otherwise modified in accordance with the terms hereof, the “BofA Facility Guaranty”) by certain subsidiaries of Old Sequential (the “BofA Facility Guarantors”) in favor of the BofA Facility Secured Parties, the BofA Facility Guarantors have guaranteed the payment and performance of the obligations of Old Sequential under the BofA Facility Loan Documents (as hereinafter defined) as provided in the BofA Facility Guaranty.

C.           As a condition to the effectiveness of the Existing BofA Credit Agreement and to secure the obligations of Old Sequential, as Borrower, and the BofA Facility Guarantors (Old Sequential, the BofA Facility Guarantors and each other direct or indirect subsidiary of the Borrower that is now or hereafter becomes a party to any BofA Facility Loan Document, collectively, the “Existing BofA Facility Loan Parties”) under and in connection with the BofA Facility Loan Documents, the Existing BofA Facility Loan Parties have granted to the BofA Facility Agent (for the benefit of the BofA Facility Secured Parties) Liens on the Collateral (as hereinafter defined).

D.           Pursuant to that certain Amended and Restated Second Lien Term Loan Agreement dated as of April 8, 2015, by and among the Old Sequential, as Borrower, the Guarantors, the GSO Lenders and the GSO Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, the “Existing GSO Loan Agreement”), the GSO Lenders have agreed to make certain loans to the Borrower.

E.           Pursuant to the Guaranty (as the same may be amended, supplemented, restated and/or otherwise modified in accordance with the terms hereof, the “GSO Guaranty”) by the subsidiaries of Old Sequential (the “GSO Guarantors”, and together with the BofA Facility Guarantors, the “Guarantors”) in favor of the GSO Secured Parties, the GSO Guarantors have guaranteed the payment and performance of the obligations of Old Sequential under the Existing GSO Loan Documents (as hereinafter defined) as provided in the GSO Guaranty.

F.           As a condition to the effectiveness of the Existing GSO Credit Agreement and to secure the obligations of Old Sequential and the GSO Guarantors (Old Sequential, the GSO Guarantors and each other direct or indirect subsidiary of Old Sequential that is now or hereafter becomes a party to any GSO Loan Document, collectively, the “Existing GSO Loan Parties”) under and in connection with the GSO Loan Documents, the Existing GSO Loan Parties have granted to the GSO Agent (for the benefit of the GSO Secured Parties) Liens on the Collateral.

G.           The BofA Facility Agent and the GSO Agent have entered into that certain Intercreditor Agreement, dated as of August 15, 2014 (as amended and as in effect immediately prior to the date hereof, the “Existing Intercreditor Agreement”), which provides, among other things, the respective rights and remedies of the BofA Facility Agent and the GSO Agent with respect to the Collateral and certain other matters.

G.           Contemporaneously herewith, New Sequential has assumed all obligations of Old Sequential as Borrower under the Existing BofA Credit Agreement, Old Sequential has joined the BofA Facility Guaranty as a Guarantor thereunder, and each of New Sequential, the BofA Facility Guarantors (including Old Sequential and together with New Sequential and the other Existing BofA Facility Loan Parties, the “BofA Facility Loan Parties”), the BofA Facility Lenders and the BofA Facility Agent are entering into that certain First Amendment to Second Amended and Restated Credit Agreement to amend certain terms of the Existing BofA Credit Agreement (the “BofA Amendment”, and the Existing BofA Credit Agreement as so amended, and as may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, the “BofA Credit Agreement”).

H.           Contemporaneously herewith, New Sequential has assumed all obligations of Old Sequential as Borrower under the Existing GSO Credit Agreement, Old Sequential has joined the GSO Guaranty as a Guarantor thereunder, and each of New Sequential, the GSO Guarantors (including Old Sequential and together with New Sequential and the other Existing GSO Loan Parties, the “GSO Loan Parties”), the GSO Lenders and the GSO Agent are entering into that certain Second Amended and Restated Credit Agreement to amend and restate the terms of the Existing GSO Credit Agreement (the “GSO Amendment”, and the Existing GSO Credit Agreement as so amended, and as may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, the “GSO Credit Agreement”).

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I.           Each of the BofA Facility Agent (on behalf of the BofA Facility Secured Parties) and the GSO Agent (on behalf of the GSO Secured Parties) and, by their acknowledgment hereof, the BofA Facility Loan Parties and the GSO Loan Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1.          UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Promissory Notes, Records, Securities Accounts, Security, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

Section 1.2.          Other Definitions. Subject to Section 1.1, as used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, any Person which, directly or indirectly, controls, is controlled by or is under common control with any Person.

“Agent(s)” means individually the BofA Facility Agent or the GSO Agent and collectively means both the BofA Facility Agent and the GSO Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bank Products” shall have the meaning assigned to that term in the BofA Credit Agreement.

“Bank Product Obligations” shall mean all obligations with respect to Bank Product Agreements.

“Bank Product Agreement” shall mean any agreement pursuant to which a BofA Bank Product Affiliate agrees to provide Bank Products to a Loan Party.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as now or hereafter in effect or any successor thereto.

“BofA Facility Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” under any BofA Credit Agreement.

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“BofA Facility Bank Products Affiliate” shall mean the BofA Facility Agent, any BofA Facility Lender or any Affiliate of any BofA Facility Lender or BofA Facility Agent that has entered into a agreement relating to Bank Products with a BofA Facility Loan Party with the obligations of such BofA Loan Party thereunder being secured by one or more BofA Facility Security Documents, together with their respective successors, assigns and transferees.

“BofA Facility Cash Management Affiliate” shall mean any BofA Facility Agent, BofA Facility Lender or any Affiliate of an BofA Facility Lender or BofA Facility Agent that provides Cash Management Services to any of the BofA Facility Loan Parties with the obligations of such BofA Facility Loan Parties thereunder being secured by one or more BofA Facility Security Documents, together with their respective successors, assigns and transferees.

“BofA Credit Agreement” shall have the meaning assigned to such term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the BofA Facility Obligations in accordance with the terms hereof (including any credit agreement in connection with a DIP Financing provided by any of the BofA Facility Secured Parties pursuant to Section 6.1(a) hereof), whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder; provided that any such amendment, modification or refinancing shall be in accordance with the terms and conditions of this Agreement.

“BofA Facility Event of Default” shall mean an Event of Default as defined in the BofA Credit Agreement.

“BofA Facility Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any further guaranty made by an Guarantor guaranteeing, inter alia, the payment and performance of the BofA Facility Obligations.

“BofA Facility Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” under any BofA Credit Agreement.

“BofA Facility Loan Documents” shall mean the BofA Credit Agreement, the BofA Facility Guaranty, the BofA Facility Security Documents, all agreements relating to Bank Products between any BofA Facility Loan Party and any BofA Facility Bank Products Affiliate, all Cash Management Services Agreements between any BofA Facility Loan Party and any BofA Facility Cash Management Affiliate, those other ancillary agreements as to which any BofA Facility Secured Party is a party or a beneficiary and all other related agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any BofA Facility Loan Party or any of its respective subsidiaries or Affiliates, and delivered to the BofA Facility Agent or any other BofA Facility Secured Party, in connection with any of the foregoing or any BofA Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“BofA Facility Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

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“BofA Facility Obligations” shall mean all obligations (including all “Obligations” under and as defined in the BofA Credit Agreement) of every nature of each BofA Facility Loan Party from time to time owed to the BofA Facility Secured Parties, or any of them, under any BofA Loan Document (including any obligations in connection with a DIP Financing provided by any of the BofA Facility Secured Parties pursuant to Section 6.1(a) hereof), whether for principal, interest, reimbursement of amounts drawn under letters of credit, payments for early termination of Bank Products, Cash Management Services, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the BofA Facility Loan Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time. For clarity, BofA Facility Obligations include interest, fees, expenses, indemnities and all other amounts owing or due under the terms of the BofA Credit Agreement or any other BofA Facility Loan Documents regardless of whether to BofA Facility Agent’s or any BofA Facility Secured Party’s is allowed or allowable in any Insolvency Proceeding.

“BofA Facility Priority Collateral” shall mean all Collateral other than GSO Priority Collateral.

“BofA Facility Recovery” shall have the meaning set forth in Section 5.3(a).

“BofA Facility Remedies Exercise Date” shall mean the date following the BofA Facility Remedy Standstill Period and identified in the prior written notice delivered by the BofA Facility Agent to the GSO Agent as provided in Section 2.4, provided that the BpfA Facility Remedies Exercise Date shall not be deemed to have occurred if prior to the expiration of the BofA Facility Remedy Standstill Period the GSO Agent is diligently pursuing in good faith the exercise of its enforcement rights and remedies against all or a material portion of the GSO Priority Collateral or if the BofA Facility Event of Default giving rise to the Bof A Facility Remedy Standstill Period is no longer continuing at the time of such BofA Facility Remedies Exercise Date.

“BofA Facility Remedy Standstill Period” shall mean the period commencing on the date of the GSO Agent’s receipt of written notice from the BofA Facility Agent that a BofA Facility Event of Default has occurred and is continuing and that the BofA Facility Agent intends to commence the Exercise of Secured Creditor Remedies, and ending on earlier to occur of (i) the date which is 120 days after receipt of such notice and (ii) the date on which the Payment of Maximum GSO Amount has occurred. Such written notice from the BofA Facility Agent to the GSO Agent shall reference this Agreement, and shall declare a “BofA Facility Remedy Standstill Period” to commence.

“BofA Facility Secured Parties” shall have the meaning to that term in the introduction to this Agreement.

“BofA Facility Security Documents” shall mean all “Security Documents” as defined in the BofA Credit Agreement, and all other security agreements, mortgages, deeds of trust and other security documents executed and delivered in connection with the BofA Facility Loan Documents, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

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“Borrower” shall initially mean Old Sequential; provided that, on and after the effective date of the BofA Amendment and the GSO Amendment, all references to “Borrower” as set forth herein shall thereafter refer to New Sequential.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts or New York, New York are authorized or required by law to remain closed (or are in fact closed).

“Cash Management Services” shall have the meaning assigned to that term in the BofA Credit Agreement.

“Cash Management Services Agreement” shall mean any agreement pursuant to which any BofA Facility Cash Management Affiliate agrees to provide Cash Management Services.

“Collateral” shall mean all Property now owned or hereafter acquired by the Borrower or any Guarantor in or upon which a Lien is granted to the BofA Facility Agent or the GSO Agent under any of the BofA Facility Security Documents or the GSO Security Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Consolidated First Lien/First Out Leverage Ratio” shall have the meaning ascribed to such term in the GSO Credit Agreement as in effect as of the date hereof.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of BofA Facility Obligations” shall mean (a) the payment in full in cash of all outstanding BofA Facility Obligations (other than (i) contingent indemnity obligations with respect to then unasserted claims (ii) any BofA Facility Obligations relating to Bank Products (including Swap Contracts) that, at such time, are allowed by the applicable Bank Product provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any BofA Facility Obligations relating to Cash Management Services that, at such time, are allowed by the applicable provider of such Cash Management Services to remain outstanding without being required to be repaid); and (b) the termination of all commitments to make Loans of issue Letters of Credit under the BofA Credit Agreement. If, at any time prior to or simultaneously with the occurrence of the Discharge of BofA Facility Obligations, the Loan Parties enter into (x) any refinancing of the BofA Facility Obligations, which refinancing is permitted under the terms of this Agreement or (y) DIP Financing provided by one or more of the BofA Facility Lenders and the BofA Facility Agent to one or more Loan Parties and such DIP Financing is entered into in accordance with Section 6.1, then, in each case, the Discharge of BofA Facility Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement.

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“Discharge of GSO Obligations” shall mean the payment in full in cash of all outstanding GSO Obligations (other than (i) contingent indemnity obligations with respect to then unasserted claims, (ii) any GSO Obligations relating to Bank Products (including Swap Contracts) that, at such time, are allowed by the applicable Bank Product provider to remain outstanding without being required to be repaid or cash collateralized, and (iii) any GSO Obligations relating to Cash Management Services that, at such time, are allowed by the applicable provider of such Cash Management Services to remain outstanding without being required to be repaid). If, at any time prior to or simultaneously with the occurrence of the Discharge of GSO Obligations, the Loan Parties enter into (x) any refinancing of the GSO Obligations, which refinancing is permitted under the terms of this Agreement or (y) DIP Financing provided by one or more of the GSO Agent and the GSO Facility Lenders to one or more Loan Parties and such DIP Financing is entered into in accordance with Section 6.1, then the Discharge of GSO Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement.

“Disposition” shall mean the sale, transfer, license, sublicense, lease or other disposition of any property by any Person, whether in one transaction or in a series of transactions.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Loan Party now or hereafter has any right, title or interest.

“Excess BofA Facility Obligations” shall mean BofA Facility Obligations constituting (a) the aggregate outstanding principal amount of loans made pursuant to the BofA Facility Loan Documents in excess of the Maximum BofA Facility Amount and any interest, fees or reimbursement obligations accrued on or with respect to such excess amounts, and (b) any early termination fee, make-whole payment or prepayment fee payable under the BofA Credit Agreement.

“Excess GSO Obligations” shall mean GSO Obligations constituting (a) the aggregate outstanding principal amount of loans made pursuant to the GSO Loan Documents in excess of the Maximum GSO Facility Amount and any interest, fees or reimbursement obligations accrued on or with respect to such excess amounts and (b) any early termination fee, make-whole payment or prepayment fee payable under the GSO Credit Agreement.

“Exercise of Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)          the taking by any Secured Party of any action to enforce or realize upon any Lien in the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b)          the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien in the Collateral under any of the Loan Documents, under applicable law, in an Insolvency Proceeding or otherwise, including, without limitation, the exercise by a Secured Party of any voting rights relating to any equity interests included in the Collateral;

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(c)          the appointment on the application of a Secured Party, of a receiver, receiver and manager, or interim receiver of all or part of the Collateral; and

(d)          the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect under other applicable law in respect of the Collateral.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) acceleration by the relevant Secured Parties of the maturity of the BofA Facility Obligations or the GSO Obligations, as the case may be, (ii) the filing of a proof of claim in any Insolvency Proceeding or seeking adequate protection, (iii) the exercise of rights by the BofA Facility Agent upon the occurrence of a Cash Control Event consisting solely of the notification of licensees or other account debtors, depository institutions or any other Person to deliver Proceeds of Collateral to the BofA Facility Agent, or (iv) the consent by the BofA Facility Agent to a disposition by any Loan Party of any of the Collateral.

“Existing BofA Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement.

“Existing BofA Facility Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Existing Intercreditor Agreement” shall have the meaning assigned to that term in the recitals to this Agreement.

“Existing GSO Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement.

“Existing GSO Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters shall generally end on the last day of each March, June, September and December of such Fiscal Year in accordance with the fiscal accounting calendar of the Borrower.

“Governmental Authority” shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator.

“GSO Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” under any GSO Credit Agreement.

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“GSO Credit Agreement” shall have the meaning assigned to such term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the GSO Obligations in accordance with the terms hereof (including any credit agreement in connection with a DIP Financing provided by any of the GSO Secured Parties pursuant to Section 6.1(b) hereof)), whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder; provided that any such amendment, modification or refinancing shall be in accordance with the terms and conditions of this Agreement.

“GSO Event of Default” shall mean an Event of Default as defined in the GSO Credit Agreement.

“GSO Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any further guaranty made by a Guarantor guaranteeing, inter alia, the payment and performance of the GSO Obligations.

“GSO Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” under any GSO Credit Agreement.

“GSO Loan Documents” shall mean the GSO Credit Agreement, the GSO Guaranty, the GSO Security Documents, those other ancillary agreements as to which any GSO Secured Party is a party or a beneficiary and all other related agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any GSO Loan Party or any of its respective subsidiaries or Affiliates, and delivered to the GSO Agent, in connection with any of the foregoing or any GSO Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“GSO Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“GSO Obligations” shall mean all obligations (including all “Obligations” under and as defined in the GSO Credit Agreement) of every nature of each GSO Loan Party from time to time owed to the GSO Secured Parties or any of them, under any GSO Loan Document (including any credit agreement in connection with a DIP Financing provided by any of the GSO Secured Parties pursuant to Section 6.1(b) hereof), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such GSO Loan Party, would have accrued on any GSO Obligation), fees, prepayment premiums, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the GSO Loan Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time. For clarity, GSO Obligations include interest, fees, prepayment premiums, expenses, indemnities and all other amounts owing or due under the terms of the GSO Credit Agreement or any other GSO Loan Documents regardless of whether to GSO Agent’s or any GSO Facility Secured Party’s is allowed or allowable in any Insolvency Proceeding.

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“GSO Prepayment Fee” shall mean any prepayment premium, make-whole obligation, or early termination fee payable pursuant to the GSO Loan Documents.

“GSO Priority Collateral” shall mean (i) all present and future Equipment along with all Accessions thereto, (ii) all Capital Stock of each Guarantor owned by any Loan Party (excluding, for the avoidance of doubt, any Capital Stock of With You LLC, a Delaware limited liability company or DVS Footwear International LLC, a Delaware limited liability company unless and until the BofA Facility Agent has obtained a first priority Lien on the assets (other than any present or future Equipment or any Accessions thereto) of With You LLC or DVS Footwear International LLC, as applicable), and (iii) all proceeds of the foregoing.

“GSO Recovery” shall have the meaning set forth in Section 5.3(b).

“GSO Remedies Exercise Date” shall mean the date following the GSO Remedy Standstill Period and identified in the prior written notice delivered by the GSO Agent to the BofA Facility Agent as provided in Section 2.3, provided that the GSO Remedies Exercise Date shall not be deemed to have occurred if prior to the expiration of the GSO Remedy Standstill Period the BofA Facility Agent is diligently pursuing in good faith the exercise of its enforcement rights and remedies against all or a material portion of the BofA Facility Priority Collateral or if the GSO Event of Default giving rise to the GSO Remedy Standstill Period is no longer continuing at the time of such GSO Remedies Exercise Date.

“GSO Remedy Standstill Period” shall mean the period commencing on the date of the BofA Facility Agent’s receipt of written notice from the GSO Agent that a GSO Event of Default has occurred and is continuing and that the GSO Agent intends to commence the Exercise of Secured Creditor Remedies, and ending on earlier to occur of (i) the date which is 120 days after receipt of such notice and (ii) the date on which the Payment of Maximum BofA Facility Amount has occurred. Such written notice from the GSO Agent to the BofA Facility Agent shall reference this Agreement, and shall declare a “GSO Remedy Standstill Period” to commence.

“GSO Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“GSO Security Documents” shall mean all “Security Documents” as defined in the GSO Credit Agreement, and all other security agreements, mortgages, deeds of trust and other security documents executed and delivered in connection with any GSO Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Guarantor” shall have the meaning assigned to such term in the recitals to this Agreement.

“Inadvertent Overadvances” shall mean the funding of any loan under the BofA Credit Agreement which did not result in an Overadvance when made but which has, on the relevant date of determination, become an Overadvance as the result of circumstances beyond the reasonable control of the BofA Facility Agent or the First Secured Parties (including as the result of the entry of an adverse order for use of cash collateral by the United States Bankruptcy Court), including (i) a decline in the value of the Collateral, (ii) errors or fraud on any report produced by the Loan Parties calculating the covenants set forth in Section 7.15(b) of the BofA Credit Agreement and Section 7.15(b) of the GSO Credit Agreement, (iii) any failure of the BofA Facility Loan Parties to comply with Section 6.18(b) of the BofA Credit Agreement, (iv) the return of uncollected checks or other items of payment applied to the reduction of Loans (as defined in the BofA Credit Agreement) or other similar involuntary or unintentional actions, or (v) any other circumstance beyond the reasonable control of the BofA Facility Agent or the BofA Facility Secured Parties that results in the reduction of the Realizable Orderly Liquidation Value (as defined in the BofA Credit Agreement) of the Collateral.

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“Inadvertent Overadvance Amounts” shall mean the aggregate amount of Overadvances which have resulted from any and all Inadvertent Overadvances.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, administration, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under any Debtor Relief Laws.

“Intellectual Property” shall have the meaning given to such term in the BofA Credit Agreement.

“Lender(s)” means individually, the BofA Facility Lenders or the GSO Lenders and collectively means all of the BofA Facility Lenders and the GSO Lenders.

“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, security interest, charge, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise, but excluding any right of set off arising by operation of law or pursuant to agreements entered into in the ordinary course of business), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale) or other title retention agreement, any capitalized lease, any synthetic lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of the foregoing.

“Lien Priority” shall mean with respect to any Lien of the BofA Facility Secured Parties or the GSO Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Loan Documents” shall mean the BofA Facility Loan Documents and the GSO Loan Documents.

“Loan Parties” shall mean the BofA Facility Loan Parties and the GSO Loan Parties.

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“Maximum BofA Facility Amount” shall mean, on any date of determination thereof, a principal amount equal to (a) $190,000,000 plus (b) an additional amount of additional indebtedness incurred under the BofA Credit Agreement that would not result in the Consolidated First Lien/First Out Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the Borrower for which financial statements are required to have been delivered under the GSO Credit Agreement by the Borrower to exceed 2.00:1.00, after giving pro forma effect to the incurrence of such additional amount under the BofA Credit Agreement, plus (c) BofA Facility Obligations under Bank Product Agreements and Cash Management Services Agreement, plus (d) any additional principal amount extended pursuant to a DIP Financing permitted pursuant to Section 6.1(a) hereof, minus (e) the amount of any permanent repayment of the BofA Facility Obligations made after the date hereof or any commitment reduction of the BofA Facility Obligations after the date hereof.

“Maximum GSO Facility Amount” shall mean (a) the principal amount of $415,000,000 plus (b) the aggregate principal amount of Indebtedness that may be incurred under Section 2.14 of the GSO Credit Agreement as in effect on the date hereof.

“New Sequential” shall have the meaning assigned to such term in the introduction to this Agreement.

“Old Sequential” shall have the meaning assigned to such term in the recitals to this Agreement.

“Overadvance” shall mean the principal amount of all Loans under the BofA Credit Agreement which exceed the sum of the amounts set forth in clauses (a) and (b) of the definition of “Maximum BofA Facility Amount”.

“Party” shall mean the BofA Facility Agent or the GSO Agent, and “Parties” shall mean both the BofA Facility Agent and the GSO Agent.

“Payment of Maximum BofA Facility Amount” shall mean (a) the payment in full in cash of the Maximum BofA Facility Amount and (b) the termination of all commitments to make Loans of issue Letters of Credit under the BofA Credit Agreement. If, at any time prior to or simultaneously with the occurrence of the Payment of Maximum BofA Facility Amount, the Loan Parties enter into (x) any refinancing of the BofA Facility Obligations, which refinancing is permitted under the terms of this Agreement or (y) DIP Financing provided by one or more of the BofA Facility Lenders and the BofA Facility Agent to one or more Loan Parties and such DIP Financing is entered into in accordance with Section 6.1, then, in each case, Payment of Maximum BofA Facility Amount shall automatically be deemed not to have occurred for all purposes of this Agreement.

“Payment of Maximum GSO Facility Amount” shall mean the payment in full in cash of the Maximum GSO Facility Amount. If, at any time prior to or simultaneously with the occurrence of the Payment of Maximum GSO Facility Amount, the Loan Parties enter into (x) any refinancing of the GSO Obligations, which refinancing is permitted under the terms of this Agreement or (y) DIP Financing provided by one or more of the GSO Agent and the GSO Facility Lenders to one or more Loan Parties and such DIP Financing is entered into in accordance with Section 6.1, then, in each case, Payment of Maximum GSO Facility Amount shall automatically be deemed not to have occurred for all purposes of this Agreement.

“Person” shall mean an individual, corporation, limited liability company, partnership, limited liability partnership, trust, other unincorporated association, business, or other legal entity, and any Governmental Authority.

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“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Notice” shall have the meaning set forth in Section 7.1.

“Secured Parties” shall mean the BofA Facility Secured Parties and the GSO Secured Parties.

“Swap Contract” shall have the meaning assigned to that term in the BofA Credit Agreement.

“Triggering Event” means (a) the acceleration of the BofA Facility Obligations (other than automatic acceleration as a result of the commencement of an Insolvency Proceeding), (b) the BofA Facility Agent’s Exercise of Secured Creditor Remedies with respect to any material portion of the Collateral, (c) the commencement of an Insolvency Proceeding with respect to any Loan Party (subject to the limitations set forth in Section 7.1 hereof), (d) any default under Section 8.01(a) of the BofA Credit Agreement shall have occurred and shall continue remedied for sixty (60) days or more (other than as a result of the commencement of an Insolvency Proceeding), (e) the BofA Facility Lenders cease to make Borrowings (as defined in the BofA Credit Agreement as in effect on the date hereof) for ten (10) consecutive Business Days during the continuance of an event of default under the BofA Credit Agreement, (f) the BofA Facility Obligations exceed the Maximum BofA Facility Amount for ten (10) consecutive Business Days, or (g) the expiration of the GSO Remedy Standstill Period.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

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Section 1.3.          Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein); provided that any terms used herein which are defined by reference to the BofA Credit Agreement or the GSO Credit Agreement and are subject to the modification restrictions set forth in Section 5.2 of this Agreement shall mean such terms as defined in the BofA Credit Agreement as of the date hereof or the GSO Credit Agreement as of the date hereof, as the case may be, without giving effect to any modifications or amendments thereto except to the extent that such definitions have been modified or amended in accordance with this Agreement; and provided further that any such modifications or amendments shall be deemed to be automatically incorporated herein by reference. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2.

LIEN PRIORITY

Section 2.1.          Priority of Liens.

(a)          Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens granted to the BofA Facility Agent or the BofA Facility Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the GSO Agent or the GSO Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the BofA Facility Agent or the GSO Agent (or BofA Facility Secured Parties or GSO Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, Debtor Relief Laws or any other applicable law, or of the BofA Facility Loan Documents or the GSO Loan Documents, (iv) whether the BofA Facility Agent or the GSO Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the BofA Facility Obligations or the GSO Obligations are advanced or made available to the Loan Parties, or (vi) any failure of the BofA Facility Agent or the GSO Agent to perfect its Lien in the Collateral, the subordination of any Lien on the Collateral securing any BofA Facility Obligations or GSO Obligations, as applicable, to any Lien securing any other obligation of the Borrower or any Guarantor, or the avoidance, invalidation or lapse of any Lien on the Collateral securing any BofA Facility Obligations or GSO Obligations, the BofA Facility Agent, on behalf of itself and the BofA Facility Secured Parties, and the GSO Agent, on behalf of itself and the GSO Secured Parties, hereby agree that:

(1)         any Lien in respect of all or any portion of the BofA Facility Priority Collateral now or hereafter held by or on behalf of the GSO Agent or any GSO Secured Party that secures all or any portion of the GSO Obligations shall in all respects be junior and subordinate to all Liens granted to the BofA Facility Agent and the BofA Facility Secured Parties in the BofA Facility Priority Collateral to secure all or any portion of the BofA Facility Obligations (other than the Excess BofA Facility Obligations);

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(2)         any Lien in respect of all or any portion of the BofA Facility Priority Collateral now or hereafter held by or on behalf of the BofA Facility Agent or any BofA Facility Secured Party that secures all or any portion of the BofA Facility Obligations (other than the Excess BofA Facility Obligations) shall in all respects be senior and prior to all Liens granted to the GSO Agent or any GSO Secured Party in the BofA Facility Priority Collateral to secure all or any portion of the GSO Obligations;

(3)         any Lien in respect of all or any portion of the BofA Facility Priority Collateral now or hereafter held by or on behalf of the BofA Facility Agent or any BofA Facility Secured Party that secures all or any portion of the Excess BofA Facility Obligations shall in all respects be junior and subordinate to all Liens granted to the GSO Agent or any GSO Secured Party in the BofA Facility Priority Collateral to secure all or any portion of the GSO Obligations (other than the Excess GSO Obligations);

(4)         any Lien in respect of all or any portion of the BofA Facility Priority Collateral now or hereafter held by or on behalf of the GSO Agent or any GSO Secured Party that secures all or any portion of the GSO Obligations (other than Excess GSO Obligations) shall in all respects be senior and prior to all Liens granted to the BofA Facility Agent and the BofA Facility Secured Parties in the BofA Facility Priority Collateral to secure all or any portion of the Excess BofA Facility Obligations;

(5)         any Lien in respect of all or any portion of the BofA Facility Priority Collateral now or hereafter held by or on behalf of the BofA Facility Agent or any BofA Facility Secured Party that secures the Excess BofA Facility Obligations shall in all respects be senior and prior to all Liens granted to the GSO Agent and the GSO Secured Parties in the BofA Facility Priority Collateral to secure all or any portion of the Excess GSO Obligations; and

(6)         any Lien in respect of all or any portion of the BofA Facility Priority Collateral now or hereafter held by or on behalf of the GSO Agent or any GSO Secured Party that secures the Excess GSO Obligations shall in all respects be junior and subordinate to all Liens granted to the BofA Facility Agent and the BofA Facility Secured Parties in the BofA Facility Priority Collateral to secure all or any portion of the Excess BofA Facility Obligations.

(7)         any Lien in respect of all or any portion of the GSO Priority Collateral now or hereafter held by or on behalf of the BofA Facility Agent or any BofA Facility Secured Party that secures all or any portion of the BofA Facility Obligations shall in all respects be junior and subordinate to all Liens granted to the GSO Agent and the GSO Secured Parties in the GSO Priority Collateral to secure all or any portion of the GSO Obligations (other than the Excess GSO Obligations);

(8)         any Lien in respect of all or any portion of the GSO Priority Collateral now or hereafter held by or on behalf of the GSO Agent or any GSO Secured Party that secures all or any portion of the GSO Obligations (other than the Excess GSO Obligations) shall in all respects be senior and prior to all Liens granted to the BofA Facility Agent or any BofA Facility Secured Party in the GSO Priority Collateral to secure all or any portion of the BofA Facility Obligations;

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(9)         any Lien in respect of all or any portion of the GSO Priority Collateral now or hereafter held by or on behalf of the GSO Agent or any GSO Secured Party that secures all or any portion of the Excess GSO Obligations shall in all respects be junior and subordinate to all Liens granted to the BofA Facility Agent or any BofA Facility Secured Party in the GSO Priority Collateral to secure all or any portion of the BofA Facility Obligations (other than the Excess BofA Facility Obligations);

(10)        any Lien in respect of all or any portion of the GSO Priority Collateral now or hereafter held by or on behalf of the BofA Facility Agent or any BofA Facility Secured Party that secures all or any portion of the BofA Facility Obligations (other than Excess BofA Facility Obligations) shall in all respects be senior and prior to all Liens granted to the GSO Agent and the GSO Secured Parties in the GSO Priority Collateral to secure all or any portion of the Excess GSO Obligations;

(11)        any Lien in respect of all or any portion of the GSO Priority Collateral now or hereafter held by or on behalf of the GSO Agent or any GSO Secured Party that secures the Excess GSO Obligations shall in all respects be senior and prior to all Liens granted to the BofA Facility Agent and the BofA Facility Secured Parties in the GSO Priority Collateral to secure all or any portion of the Excess BofA Facility Obligations; and

(12)        any Lien in respect of all or any portion of the GSO Priority Collateral now or hereafter held by or on behalf of the BofA Facility Agent or any BofA Facility Secured Party that secures the Excess BofA Facility Obligations shall in all respects be junior and subordinate to all Liens granted to the GSO Agent and the GSO Secured Parties in the GSO Priority Collateral to secure all or any portion of the Excess GSO Obligations.

(b)          The GSO Agent, for and on behalf of itself and the GSO Secured Parties, acknowledges and agrees that, prior to or concurrently herewith, the BofA Facility Agent, for the benefit of itself and the BofA Facility Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the GSO Agent has been granted Liens and the GSO Agent hereby consents thereto. The BofA Facility Agent, for and on behalf of itself and the BofA Facility Secured Parties, acknowledges and agrees that, concurrently herewith, the GSO Agent, for the benefit of itself and the GSO Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the BofA Facility Agent has been granted Liens and the BofA Facility Agent hereby consents thereto. The subordination of Liens by the GSO Agent and the BofA Facility Agent in favor of one another as set forth herein shall not be deemed to subordinate the GSO Agent’s Liens or the BofA Facility Agent’s Liens to the Liens of any other Person nor be affected by the subordination of such Liens to any other Lien.

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Section 2.2.          Waiver of Right to Contest Liens.

(a)          The GSO Agent, for and on behalf of itself and the GSO Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the BofA Facility Agent and the BofA Facility Secured Parties in respect of the Collateral or the provisions of this Agreement. The GSO Agent, for itself and on behalf of the GSO Secured Parties, agrees that none of the GSO Agent or the GSO Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the BofA Facility Agent or any BofA Facility Secured Party under the BofA Facility Loan Documents with respect to the Collateral, subject to, and in accordance with, the terms of this Agreement. The GSO Agent, for itself and on behalf of the GSO Secured Parties, hereby waives any and all rights it or the GSO Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the BofA Facility Agent or any BofA Facility Secured Party seeks to enforce its Liens in any BofA Facility Priority Collateral. The foregoing shall not be construed to prohibit the GSO Agent from enforcing the provisions of this Agreement.

(b)          The BofA Facility Agent, for and on behalf of itself and the BofA Facility Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the GSO Agent or the GSO Secured Parties in respect of the Collateral or the provisions of this Agreement. The BofA Facility Agent, for itself and on behalf of the BofA Facility Secured Parties, agrees that none of the BofA Facility Agent or the BofA Facility Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the GSO Agent or any GSO Secured Party under the GSO Loan Documents with respect to the Collateral, subject to and in accordance with the terms of this Agreement. The BofA Facility Agent, for itself and on behalf of the BofA Facility Secured Parties, hereby waives any and all rights it or the BofA Facility Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the GSO Agent or any GSO Secured Party seeks to enforce its Liens in any GSO Priority Collateral. The foregoing shall not be construed to prohibit the BofA Facility Agent from enforcing the provisions of this Agreement.

(c)          Each of the GSO Agent, each GSO Secured Party, the BofA Facility Agent and each BofA Facility Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the GSO Agent and each GSO Secured Party, against either the BofA Facility Agent or any other BofA Facility Secured Party, and in the case of the BofA Facility Agent and each other BofA Facility Secured Party, against either the GSO Agent or any other GSO Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, or (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.

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(d)          Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that any sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

Section 2.3.          Remedies Standstill with Respect to BofA Facility Priority Collateral.

(a)          Following the occurrence of any GSO Event of Default and until the expiration of the GSO Remedy Standstill Period, the GSO Agent may not commence or continue the Exercise of Any Secured Creditor Remedies in respect of the BofA Facility Priority Collateral. On or after the GSO Remedies Exercise Date, upon ten (10) Business Days prior written notice to the BofA Facility Agent, the GSO Agent may take, for the benefit of the GSO Secured Parties, one or more of the following actions at the same or different times in respect of the GSO Event of Default that was the subject of the notice giving rise to such GSO Remedy Standstill Period:

(1)         the Exercise of Any Secured Creditor Remedies (including, without limitation, foreclosure upon and taking possession of the BofA Facility Priority Collateral); and

(2)         exercise any and all other remedies under the GSO Loan Documents and applicable law available to the GSO Secured Parties with respect to the BofA Facility Priority Collateral.

(b)          All Proceeds of the BofA Facility Priority Collateral received by the GSO Agent shall be turned over to the BofA Facility Agent for prompt application in accordance with Section 4.1 hereof. This Section 2.3 shall not be construed to in any way limit or impair the rights of the GSO Agent to join (but not control or object to in any way) any foreclosure or other Exercise of Secured Creditor Remedies with respect to the BofA Facility Priority Collateral initiated by the BofA Facility Agent, so long as it does not delay or interfere in any material respect with the exercise by the BofA Facility Secured Parties of their respective rights as provided in this Agreement.

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(c)          Nothing contained herein shall impair the GSO Agent’s or any GSO Secured Party’s rights (i) to exercise any remedies against any of the Loan Parties (other than any remedies against any the BofA Facility Priority Collateral) pursuant to the GSO Loan Documents; (ii) to accelerate any of the GSO Obligations; (iii) to make demand upon any Loan Party or any other Person liable on the GSO Obligations; (iv) to institute a lawsuit to collect its debt; provided, however, that in the event that the GSO Agent or any GSO Secured Party becomes a judgment Lien creditor in respect of the BofA Facility Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the GSO Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes as the other Liens securing the GSO Obligations are subject to this Agreement; (v) to exercise any of its rights or remedies with respect to the BofA Facility Priority Collateral as and when permitted by Section 2.3(a), (vi) to file a claim or statement of interest with respect to the GSO Obligations; (vii) to take any action (not adverse to the priority and perfection status of, and validity and value of, the Liens of the BofA Facility Agent, or the rights of the BofA Facility Agent to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the BofA Facility Priority Collateral subject to the other terms of this Agreement; (viii) to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the GSO Secured Parties, including, without limitation, any claims secured by the BofA Facility Priority Collateral, if any, in each case not otherwise in contravention of the terms of this Agreement; (ix) to exercise any rights or remedies available to unsecured creditors or file any pleadings, objections, motions, or agreements which assert rights or interests available to unsecured creditors arising under the GSO Loan Documents, any Insolvency Proceeding or applicable non-bankruptcy law, in each case, not otherwise prohibited in its capacity of a secured creditor or in any other capacity by the terms of this Agreement; (x) to bid for or purchase any Collateral at any public, private or judicial foreclosure upon such BofA Facility Priority Collateral initiated by the BofA Facility Agent or any sale of any BofA Facility Priority Collateral during an Insolvency Proceeding; provided that such bid may not include a "credit bid" unless the cash proceeds of such bid paid on the closing date of the purchase are otherwise sufficient to cause the Discharge of BofA Facility Obligations; or (xi) to vote on any plan of reorganization, arrangement or compromise or any proposal, file any proof of claim, make other filings and make any arguments and motions in any Insolvency Proceeding that are, in each case, not otherwise prohibited by the terms of this Agreement.

(d)          Nothing contained herein shall impair the BofA Facility Agent’s or any BofA Facility Secured Party’s rights (i) to exercise any remedies against any of the Loan Parties or the BofA Facility Priority Collateral pursuant to the BofA Facility Loan Documents; (ii) to accelerate any of the BofA Facility Obligations; (iii) to make demand upon any Loan Party or any other Person liable on the BofA Facility Obligations; (iv) to institute a lawsuit to collect its debt; (v) to file a claim or statement of interest with respect to the BofA Facility Obligations; (vi) to take any action (not adverse to the perfection status of, and validity and value of, the Liens of the GSO Agent, or the rights of the GSO Agent to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the BofA Facility Priority Collateral subject to the other terms of this Agreement; (vii) to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the BofA Facility Secured Parties, including, without limitation, any claims secured by the BofA Facility Priority Collateral, if any, in each case not otherwise in contravention of the terms of this Agreement; (viii) to exercise any rights or remedies available to unsecured creditors or file any pleadings, objections, motions, or agreements which assert rights or interests available to unsecured creditors arising under the BofA Facility Loan Documents, any Insolvency Proceeding or applicable non-bankruptcy law, in each case, not otherwise prohibited in its capacity of a secured creditor or in any other capacity by the terms of this Agreement; and (ix) to vote on any plan of reorganization, arrangement or compromise or any proposal, file any proof of claim, make other filings and make any arguments and motions in any Insolvency Proceeding that are, in each case, not otherwise prohibited by the terms of this Agreement.

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Section 2.4.          Remedies Standstill with Respect to GSO Priority Collateral.

(a)          Following the occurrence of any BofA Facility Event of Default and until the expiration of the BofA Facility Remedy Standstill Period, the BofA Facility Agent may not commence or continue the Exercise of Any Secured Creditor Remedies in respect of the GSO Priority Collateral. On or after the BofA Facility Remedies Exercise Date, upon ten (10) Business Days prior written notice to the GSO Agent, the BofA Facility Agent may take, for the benefit of the BofA Facility Secured Parties, one or more of the following actions at the same or different times in respect of the BofA Facility Event of Default that was the subject of the notice giving rise to such BofA Facility Remedy Standstill Period:

(1)         the Exercise of Any Secured Creditor Remedies (including, without limitation, foreclosure upon and taking possession of the GSO Priority Collateral); and

(2)         exercise any and all other remedies under the BofA Facility Loan Documents and applicable law available to the BofA Facility Secured Parties with respect to the GSO Priority Collateral.

(b)          All Proceeds of the GSO Priority Collateral received by the BofA Facility Agent shall be promptly applied by the BofA Facility Agent in accordance with Section 4.2 hereof. This Section 2.4 shall not be construed to in any way limit or impair the rights of the BofA Facility Agent to join (but not control or object to in any way) any foreclosure or other Exercise of Secured Creditor Remedies with respect to the GSO Priority Collateral initiated by the GSO Agent, so long as it does not delay or interfere in any material respect with the exercise by the GSO Secured Parties of their respective rights as provided in this Agreement.

(c)          Nothing contained herein shall impair the BofA Facility Agent’s or any BofA Facility Secured Party’s rights (i) to exercise any remedies against any of the Loan Parties (other than any remedies against any the GSO Priority Collateral) pursuant to the BofA Facility Loan Documents; (ii) to accelerate any of the BofA Facility Obligations; (iii) to make demand upon any Loan Party or any other Person liable on the BofA Facility Obligations; (iv) to institute a lawsuit to collect its debt; provided, however, that in the event that the BofA Facility Agent or any BofA Facility Secured Party becomes a judgment Lien creditor in respect of the GSO Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the BofA Facility Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes as the other Liens securing the BofA Facility Obligations are subject to this Agreement; (v) to exercise any of its rights or remedies with respect to the GSO Priority Collateral as and when permitted by Section 2.4(a), (vi) to file a claim or statement of interest with respect to the BofA Facility Obligations; (vii) to take any action (not adverse to the priority and perfection status of, and validity and value of, the Liens of the GSO Agent, or the rights of the GSO Agent to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the GSO Priority Collateral subject to the other terms of this Agreement; (viii) to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the BofA Facility Secured Parties, including, without limitation, any claims secured by the GSO Priority Collateral, if any, in each case not otherwise in contravention of the terms of this Agreement; (ix) to exercise any rights or remedies available to unsecured creditors or file any pleadings, objections, motions, or agreements which assert rights or interests available to unsecured creditors arising under the BofA Facility Loan Documents, any Insolvency Proceeding or applicable non-bankruptcy law, in each case, not otherwise prohibited in its capacity of a secured creditor or in any other capacity by the terms of this Agreement; (x) to bid for or purchase any GSO Priority Collateral at any public, private or judicial foreclosure upon such GSO Priority Collateral initiated by the GSO Agent or any sale of any GSO Priority Collateral during an Insolvency Proceeding; provided that such bid may not include a "credit bid" unless the cash proceeds of such bid paid on the closing date of the purchase are otherwise sufficient to cause the Discharge of GSO Obligations; or (xi) to vote on any plan of reorganization, arrangement or compromise or any proposal, file any proof of claim, make other filings and make any arguments and motions in any Insolvency Proceeding that are, in each case, not otherwise prohibited by the terms of this Agreement.

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(d)          Nothing contained herein shall impair the GSO Agent’s or any GSO Secured Party’s rights (i) to exercise any remedies against any of the Loan Parties or the GSO Priority Collateral pursuant to the GSO Loan Documents; (ii) to accelerate any of the GSO Obligations; (iii) to make demand upon any Loan Party or any other Person liable on the GSO Obligations; (iv) to institute a lawsuit to collect its debt; (v) to file a claim or statement of interest with respect to the GSO Obligations; (vi) to take any action (not adverse to the perfection status of, and validity and value of, the Liens of the BofA Facility Agent, or the rights of the BofA Facility Agent to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the GSO Priority Collateral subject to the other terms of this Agreement; (vii) to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the GSO Secured Parties, including, without limitation, any claims secured by the GSO Priority Collateral, if any, in each case not otherwise in contravention of the terms of this Agreement; (viii) to exercise any rights or remedies available to unsecured creditors or file any pleadings, objections, motions, or agreements which assert rights or interests available to unsecured creditors arising under the GSO Loan Documents, any Insolvency Proceeding or applicable non-bankruptcy law, in each case, not otherwise prohibited in its capacity of a secured creditor or in any other capacity by the terms of this Agreement; and (ix) to vote on any plan of reorganization, arrangement or compromise or any proposal, file any proof of claim, make other filings and make any arguments and motions in any Insolvency Proceeding that are, in each case, not otherwise prohibited by the terms of this Agreement.

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Section 2.5.          Release of Liens.

(a)          In the event of (A) any private or public sale of all or any portion of the BofA Facility Priority Collateral in connection with any Exercise of Secured Creditor Remedies by the BofA Facility Agent or with the consent of the BofA Facility Agent after the occurrence and during the continuance of a BofA Facility Event of Default, or (B) any sale, transfer or other disposition of all or any portion of the BofA Facility Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the BofA Facility Loan Documents and the GSO Loan Documents or consented to by the requisite BofA Facility Lenders and the requisite GSO Lenders, the GSO Agent agrees, on behalf of itself and the GSO Lenders that such sale, transfer or other disposition will be free and clear of the Liens on such BofA Facility Priority Collateral securing the GSO Obligations, and the GSO Agent’s and the GSO Secured Parties’ Liens with respect to the BofA Facility Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the BofA Facility Secured Parties’ Liens on such BofA Facility Priority Collateral; provided that, for the avoidance of doubt, the GSO Secured Parties’ Liens in respect of the Proceeds of such BofA Facility Priority Collateral so sold, transferred, or disposed shall continue to exist to the same extent, and with the same relative priorities, as the BofA Facility Secured Parties’ Liens on such Proceeds; and provided, further, that to the extent Proceeds are required to repay obligations, such Proceeds shall be applied in accordance with Section 4.1. In furtherance of, and subject to, the foregoing, the GSO Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the BofA Facility Agent in connection therewith. The GSO Agent hereby appoints the BofA Facility Agent and any officer or duly authorized person of the BofA Facility Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney to be exercised if the GSO Agent does not take such action within ten (10) Business Days after written notice, in the place and stead of the GSO Agent and in the name of the GSO Agent or in the BofA Facility Agent’s own name, from time to time, in the BofA Facility Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(b)          In the event of (A) any private or public sale of all or any portion of the GSO Priority Collateral in connection with any Exercise of Secured Creditor Remedies by the GSO Agent or with the consent of the GSO Agent after the occurrence and during the continuance of a GSO Event of Default, or (B) any sale, transfer or other disposition of all or any portion of the GSO Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c)), so long as such sale, transfer or other disposition is then permitted by the BofA Facility Loan Documents and the GSO Loan Documents or consented to by the requisite BofA Facility Lenders and the requisite GSO Lenders, the BofA Facility Agent agrees, on behalf of itself and the BofA Facility Lenders that such sale, transfer or other disposition will be free and clear of the Liens on such GSO Priority Collateral securing the BofA Facility Obligations, and the BofA Facility Agent’s and the BofA Facility Secured Parties’ Liens with respect to the GSO Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the GSO Secured Parties’ Liens on such GSO Priority Collateral; provided that, for the avoidance of doubt, the BofA Facility Secured Parties’ Liens in respect of the Proceeds of such GSO Priority Collateral so sold, transferred, or disposed shall continue to exist to the same extent, and with the same relative priorities, as the GSO Secured Parties’ Liens on such Proceeds; and provided, further, that such Proceeds shall be applied in accordance with Section 4.2. In furtherance of, and subject to, the foregoing, the BofA Facility Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the GSO Agent in connection therewith. The BofA Facility Agent hereby appoints the GSO Agent and any officer or duly authorized person of the BofA Facility Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney to be exercised if the BofA Facility Agent does not take such action within ten (10) Business Days after written notice, in the place and stead of the BofA Facility Agent and in the name of the BofA Facility Agent or in the GSO Agent’s own name, from time to time, in the GSO Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

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Section 2.6.          No New Liens. (a) Until the date upon which the Discharge of BofA Facility Obligations shall have occurred, the parties hereto agree that no GSO Secured Party shall acquire or hold any Lien (other than any judgment lien as set forth in Section 2.3(c) above) on any assets of any Loan Party securing any GSO Obligation which assets are not also subject to the Lien of the BofA Facility Agent under the BofA Facility Loan Documents. If any GSO Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any GSO Obligation which assets are not also subject to the Lien of the BofA Facility Agent under the BofA Facility Loan Documents, then the GSO Agent (or the relevant GSO Secured Party) shall, without the need for any further consent of any other GSO Secured Party, the Borrower or any Guarantor and notwithstanding anything to the contrary in any other GSO Loan Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the BofA Facility Agent as security for the BofA Facility Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the BofA Facility Agent in writing of the existence of such Lien.

(b)          Until the date upon which the Discharge of GSO Obligations shall have occurred, the parties hereto agree that no BofA Facility Secured Party shall acquire or hold any Lien (other than any judgment lien as set forth in Section 2.4(c) above) on any assets of any Loan Party securing any BofA Facility Obligation which assets are not also subject to the Lien of the GSO Agent under the GSO Loan Documents. If any BofA Facility Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any BofA Facility Obligation which assets are not also subject to the Lien of the GSO Agent under the GSO Loan Documents, then the BofA Facility Agent (or the relevant BofA Facility Secured Party) shall, without the need for any further consent of any other BofA Facility Secured Party, the Borrower or any Guarantor and notwithstanding anything to the contrary in any other BofA Loan Document be deemed to also hold and have held such Lien as agent or bailee for the benefit of the GSO Agent as security for the GSO Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the GSO Agent in writing of the existence of such Lien.

Section 2.7.          Waiver of Marshalling.

Until the Discharge of BofA Facility Obligations, the GSO Agent, on behalf of itself and the GSO Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the BofA Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

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Until the Discharge of GSO Obligations, the BofA Facility Agent, on behalf of itself and the BofA Facility Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the GSO Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3.

ACTIONS OF THE PARTIES

Section 3.1.          Certain Actions Permitted. The GSO Agent and the BofA Facility Agent may make such demands or file such claims in respect of the GSO Obligations or the BofA Facility Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Nothing in this Agreement shall prohibit the receipt by the GSO Agent or any GSO Secured Party of the payments of interest, principal and other amounts owed in respect of the GSO Obligations so long as such receipt is not the direct or indirect result of (a) the Exercise of any Secured Creditor Remedies or any other exercise by the GSO Agent or any GSO Secured Party of rights or remedies as a secured creditor (including set-off) with respect to the BofA Facility Priority Collateral, (b) the enforcement of any Lien held by the GSO Agent or any GSO Secured Party in contravention of this Agreement or (c) the violation of the limitations set forth in the BofA Credit Agreement as in effect on the date hereof. Nothing in this Agreement shall prohibit the receipt by the BofA Facility Agent or any BofA Facility Secured Party of the payments of interest, principal and other amounts owed in respect of the BofA Facility Obligations.

Section 3.2.          Agent for Perfection. The BofA Facility Agent, for and on behalf of itself and each BofA Facility Secured Party, and the GSO Agent, for and on behalf of itself and each GSO Secured Party acknowledges and agrees to hold all Control Collateral in its possession, custody, or control (or in the possession, custody, or control of agents or bailees for the BofA Facility Agent or GSO Agent, as applicable) as agent for the benefit of, and on behalf of, the other Agent and the other Secured Parties solely for the purpose of perfecting the security interest granted to such other Agent in such Control Collateral, subject to the terms and conditions of this Section 3.2. None of the Agents or the Secured Parties shall have any obligation whatsoever to the other Agent or the other Secured Parties to assure that the Collateral is genuine or owned by the Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of each Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral as agent for the other Agent for purposes of perfecting the Lien held by such other Agent. The Agents are not and shall not be deemed to be a fiduciary of any kind for any Secured Parties or any other Person.

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Section 3.3.          Sharing of Information and Access; Notices of Default.

(a)          In the event that the BofA Facility Agent shall, in the exercise of its rights under the BofA Facility Security Documents or otherwise, receive possession or control of any books and records of any Loan Party which contain information identifying or pertaining to the Collateral, the BofA Facility Agent shall, upon request from the GSO Agent and as promptly as practicable thereafter, either make available to the GSO Agent such books and records for inspection and duplication or provide to the GSO Agent copies thereof. In the event that the GSO Agent shall, in the exercise of its rights under the GSO Security Documents or otherwise, receive possession or control of any books and records of any Loan Party which contain information identifying or pertaining to any of the Collateral, the GSO Agent shall, upon request from the BofA Facility Agent and as promptly as practicable thereafter, either make available to the BofA Facility Agent such books and records for inspection and duplication or provide the BofA Facility Agent copies thereof.

(b)          Each Agent shall give to the other Agent concurrently with the giving thereof to any Loan Party (a) a copy of any written notice by such Agent of an BofA Facility Event of Default or a GSO Event of Default, as the case may be, or a written notice of demand for payment from any Loan Party and (b) a copy of any written notice sent by such Agent to any Loan Party stating such Agent’s intention to Exercise of any Secured Creditors’ Remedies or to exercise any other material enforcement rights or remedies against such Loan Party, including written notice pertaining to any foreclosure on all or any material part of its Liens or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided that the failure of any Agent to give such required notice shall not result in any liability to such Agent or affect the enforceability of any provision of this Agreement, including the relative priorities of the Liens of the Agents and Secured Parties as provided herein, and shall not affect the validity or effectiveness of any such notice as against any Loan Party or of any action taken pursuant to such notice or in relation to the events giving rise thereto; provided, further, that the foregoing shall not in any way impair any claims that any Agent may have against the other Agent as a result of any failure of such Agent to provide any notice in connection with a foreclosure against the Collateral by such Agent as required under applicable law.

(c)          Upon the written request of the GSO Agent, the BofA Facility Agent shall promptly provide to the GSO Agent copies of all collateral reports, appraisals and results of field examinations that it receives. Prior to the Payment of Maximum BofA Facility Amount, the BofA Facility Agent agrees that in the event it does not arrange for at least one appraisal of the trade names and brands and other Intellectual Property of the Loan Parties during any twelve-month period, the GSO Agent shall have the right to direct the BofA Facility Agent in writing to engage Hilco Appraisal Services or other appraisers reasonably acceptable to the BofA Facility Agent and the GSO Agent to conduct such appraisal, and the BofA Facility Agent agrees to promptly commence such engagement; provided that to the extent the BofA Facility Agent does not engage an appraiser to conduct such appraisal, the GSO Agent may engage an appraiser on behalf of the BofA Facility Agent. In addition, in the event that the GSO Agent requires a second appraisal of the trade names and brands and other Intellectual Property of the Loan Parties during any such twelve-month period, the GSO Agent shall have the right to direct the BofA Facility Agent in writing to engage Hilco Appraisal Services or other appraisers reasonably acceptable to the BofA Facility Agent and the GSO Agent to conduct such appraisal, and the BofA Facility Agent agrees to promptly commence such engagement. The parties hereby acknowledge that the BofA Facility Agent’s obligations under this Section 3.3(c) are subject to the Loan Parties’ compliance with their respective obligations under the BofA Credit Agreement (including as to cooperation with the BofA Facility Agent) with respect to such appraisals and examinations.

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Section 3.4.          Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The BofA Facility Agent and the GSO Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral. Prior to the Payment of Maximum BofA Facility Amount, the BofA Facility Agent shall have the sole and exclusive right, as against the GSO Agent, to adjust settlement of insurance claims with respect to the BofA Facility Priority Collateral in a commercially reasonable manner. After the Payment of Maximum BofA Facility Amount but prior to the Payment of Maximum GSO Facility Amount, the GSO Agent shall have the sole and exclusive right, as against the BofA Facility Agent, to adjust settlement of insurance claims with respect to the BofA Facility Priority Collateral in a commercially reasonable manner. After the Payment of Maximum GSO Facility Amount, the BofA Facility Agent shall have the sole and exclusive right, as against the GSO Agent, to adjust settlement of insurance claims with respect to the BofA Facility Priority Collateral in a commercially reasonable manner. Prior to the Payment of Maximum GSO Facility Amount, the GSO Agent shall have the sole and exclusive right, as against the BofA Facility Agent, to adjust settlement of insurance claims with respect to the GSO Priority Collateral in a commercially reasonable manner. After the Payment of Maximum GSO Facility Amount but prior to the Payment of Maximum BofA Facility Amount, the BofA Facility Agent shall have the sole and exclusive right, as against the GSO Agent, to adjust settlement of insurance claims with respect to the GSO Priority Collateral in a commercially reasonable manner. After the Payment of Maximum BofA Facility Amount, the GSO Agent shall have the sole and exclusive right, as against the BofA Facility Agent, to adjust settlement of insurance claims with respect to the GSO Priority Collateral in a commercially reasonable manner. Upon the receipt of any proceeds of insurance by the BofA Facility Agent or the GSO Agent, such proceeds shall be remitted to the BofA Facility Agent and applied as set forth in Section 4.1 or Section 4.2 hereof, as applicable. Each Agent hereby appoints the other Agent and any officer or duly authorized person of such other Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney to make any endorsements as agent for the BofA Facility Agent or GSO Agent, as applicable, or any such other Secured Parties; provided that such appointment shall be exercised only if an Agent does not make such endorsement within ten (10) Business Days after written notice.

Section 3.5.          No Additional Rights For the Loan Parties Hereunder. If any BofA Facility Secured Party or GSO Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Loan Parties shall not be entitled to use such violation as a defense to any action by any BofA Facility Secured Party or GSO Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any BofA Facility Secured Party or GSO Secured Party.

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Section 3.6.          Payments Over.

(a)          So long as the Discharge of BofA Facility Obligations has not occurred, any BofA Facility Priority Collateral or Proceeds thereof received by the GSO Agent or any GSO Secured Parties in connection with the Exercise of Secured Creditor Remedies or any other exercise of any right or remedy (including set off) relating to the BofA Facility Priority Collateral shall be segregated and held in trust and forthwith paid over to the BofA Facility Agent in the same form as received, with any necessary endorsements for application in accordance with the provisions of Section 4.1 hereof or as a court of competent jurisdiction may otherwise direct; provided that after Payment of Maximum BofA Facility Amount, the GSO Agent may retain such Proceeds for application to the Maximum GSO Facility Amount until Payment of Maximum GSO Facility Amount has occurred. The GSO Agent hereby appoints the BofA Facility Agent and any officer or duly authorized person of the BofA Facility Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney to make any endorsements as agent for the GSO Agent or any such other GSO Secured Parties; provided that such appointment shall be exercised only if the GSO Agent does not make such endorsement within ten (10) Business Days after written notice.

(b)          So long as the Discharge of GSO Obligations has not occurred, any GSO Priority Collateral or Proceeds thereof received by the BofA Facility Agent or any BofA Facility Secured Parties in connection with the Exercise of Secured Creditor Remedies or any other exercise of any right or remedy (including set off) relating to the GSO Priority Collateral shall be segregated and held in trust and forthwith paid over to the GSO Agent in the same form as received, with any necessary endorsements for application in accordance with the provisions of Section 4.2 hereof or as a court of competent jurisdiction may otherwise direct; provided that after Payment of Maximum GSO Facility Amount, the BofA Facility Agent may retain such Proceeds for application to the Maximum BofA Facility Amount until Payment of Maximum BofA Facility Amount has occurred. The BofA Facility Agent hereby appoints the GSO Agent and any officer or duly authorized person of the GSO Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney to make any endorsements as agent for the BofA Facility Agent or any such other BofA Facility Secured Parties; provided that such appointment shall be exercised only if the BofA Facility Agent does not make such endorsement within ten (10) Business Days after written notice.

Section 3.7.          Revolving Nature of Certain BofA Facility Obligations.

The GSO Agent, for and on behalf of itself and the GSO Secured Parties, expressly acknowledges and agrees that (i) the BofA Credit Agreement includes a revolving commitment, that in the ordinary course of business the BofA Facility Agent and the BofA Facility Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the BofA Facility Agent upon any portion of the Collateral in connection with a permitted disposition by the Loan Parties under the BofA Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the BofA Facility Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the BofA Facility Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the BofA Facility Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the GSO Secured Parties and without affecting the provisions hereof; and (iii) all Collateral received by the BofA Facility Agent may be applied, reversed, reapplied or credited, in whole or in part, to the BofA Facility Obligations at any time. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the BofA Facility Obligations or the GSO Obligations, or any portion thereof.

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Section 3.8.          Legends. The BofA Facility Agent acknowledges with respect to the BofA Facility Security Documents, on the one hand, and the GSO Agent acknowledges with respect to the GSO Security Documents, on the other hand, that such documents will contain the following legend:

Intercreditor Agreement. Notwithstanding anything herein to the contrary, the security interest granted to the Agent, for the benefit of the Loan Parties, herein and the exercise of any right or remedy by the Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

ARTICLE 4.

APPLICATION OF PROCEEDS

Section 4.1.          Application of Proceeds of BofA Facility Priority Collateral.

The BofA Facility Agent and the GSO Agent hereby agree that all BofA Facility Priority Collateral and all Proceeds thereof received by either of them (i) in connection with any Exercise of Secured Creditor Remedies with respect to the BofA Facility Priority Collateral, (ii) in connection with the exercise of any right or remedy (including set off) relating to the BofA Facility Priority Collateral, or (iii) following the commencement of any Insolvency Proceeding, in each case, shall be applied, first, to the payment of reasonable costs and expenses of the BofA Facility Agent,

second, to the payment of the BofA Facility Obligations (other than the Excess BofA Facility Obligations) in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations (other than the Excess BofA Facility Obligations) shall have occurred;

third, to the payment of the GSO Obligations (other than the Excess GSO Obligations) in accordance with the GSO Loan Documents until the Discharge of GSO Obligations (other than the Excess GSO Obligations) shall have occurred, fourth, to the payment of the Excess BofA Facility Obligations in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations shall have occurred,

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fifth, to the payment of the Excess GSO Obligations in accordance with the GSO Loan Documents until the Discharge of GSO Obligations shall have occurred, and sixth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.

Section 4.2.          Application of Proceeds of GSO Priority Collateral.

The BofA Facility Agent and the GSO Agent hereby agree that all GSO Priority Collateral and all Proceeds thereof received by either of them (i) in connection with any Exercise of Secured Creditor Remedies with respect to the GSO Priority Collateral, or (ii) in connection with the exercise of any right or remedy (including set off) relating to the GSO Priority Collateral, in each case, shall be applied, first, to the payment of reasonable costs and expenses of the GSO Agent,

second, to the extent that the BofA Facility Obligations (other than Excess BofA Obligations) have not been paid in full in cash, all Proceeds realized from the Capital Stock constituting GSO Priority Collateral shall be applied in accordance with the provisions of Section 4.1 until all BofA Facility Obligations (other than Excess BofA Obligations) have been paid in full, third, with respect to Proceeds other than from such Capital Stock, to the payment of the GSO Obligations (other than the Excess GSO Obligations) in accordance with the GSO Loan Documents until the Discharge of GSO Obligations (other than the Excess GSO Obligations) shall have occurred;

fourth, with respect to Proceeds other than from such Capital Stock, to the payment of the BofA Facility Obligations (other than the Excess BofA Facility Obligations) in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations (other than the Excess BofA Facility Obligations) shall have occurred, fifth, with respect to Proceeds other than from such Capital Stock, to the payment of the Excess GSO Obligations in accordance with the GSO Loan Documents until the Discharge of GSO Obligations shall have occurred, sixth, with respect to Proceeds other than from such Capital Stock, to the payment of the Excess BofA Facility Obligations in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations shall have occurred, and seventh, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.

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Section 4.3.          Turnover of Collateral After Discharge.

(a)          Upon the Payment of Maximum BofA Facility Amount, the BofA Facility Agent shall deliver to the GSO Agent or shall execute such documents as the GSO Agent may reasonably request (at the expense of the Borrower) to enable the GSO Agent to have control over any Control Collateral constituting BofA Facility Priority Collateral still in the BofA Facility Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Thereafter, upon the Payment of Maximum GSO Facility Amount, the GSO Agent shall deliver to the BofA Facility Agent or shall execute such documents as the BofA Facility Agent may reasonably request (at the expense of the Borrower) to enable the BofA Facility Agent to have control over any Control Collateral constituting BofA Facility Priority Collateral still in the GSO Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

(b)          Upon the Payment of Maximum GSO Facility Amount, the GSO Agent shall deliver to the BofA Facility Agent or shall execute such documents as the BofA Facility Agent may reasonably request (at the expense of the Borrower) to enable the BofA Facility Agent to have control over any Control Collateral constituting GSO Priority Collateral still in the GSO Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Thereafter, upon the Payment of Maximum BofA Facility Amount, the BofA Facility Agent shall deliver to the GSO Agent or shall execute such documents as the GSO Agent may reasonably request (at the expense of the Borrower) to enable the GSO Agent to have control over any Control Collateral constituting GSO Priority Collateral still in the BofA Facility Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.4.          Limited Obligation or Liability.

In exercising remedies, whether as a secured creditor or otherwise, no Agent shall have any obligation or liability to the other Agent or to any Secured Party regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by such Agent under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that any sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

Section 4.5.          Specific Performance. Each of the BofA Facility Agent and the GSO Agent is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower or any Guarantor shall have complied with any of the provisions of any of the Loan Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the BofA Facility Agent, for and on behalf of itself and the BofA Facility Secured Parties, and the GSO Agent, for and on behalf of itself and the GSO Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

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ARTICLE 5.

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1.          Notice of Acceptance and Other Waivers.

(a)          All BofA Facility Obligations at any time made or incurred by the Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the GSO Agent, on behalf of itself and the GSO Secured Parties, hereby waives notice of acceptance, or proof of reliance by the BofA Facility Agent or any BofA Facility Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the BofA Facility Obligations. All GSO Obligations at any time made or incurred by the Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the BofA Facility Agent, on behalf of itself and the BofA Facility Secured Parties, hereby waives notice of acceptance, or proof of reliance, by the GSO Agent or any GSO Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the GSO Obligations.

(b)          None of the BofA Facility Agent, any BofA Facility Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the BofA Facility Agent or any BofA Facility Secured Party otherwise should exercise any of its contractual rights or remedies under any BofA Facility Loan Documents (subject to the terms and conditions hereof), neither the BofA Facility Agent nor any BofA Facility Secured Party shall have any liability whatsoever to the GSO Agent or any GSO Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the terms and provisions of this Agreement). The BofA Facility Agent and the BofA Facility Secured Parties shall be entitled to manage and supervise their loans under any BofA Credit Agreement and any of the other BofA Facility Loan Documents as they may, in their sole discretion, deem appropriate, and may manage their loans without regard to any rights or interests that the GSO Agent or any of the GSO Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. Subject to Section 4.3, the GSO Agent, on behalf of itself and the GSO Secured Parties, agrees that neither the BofA Facility Agent nor any BofA Facility Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the BofA Facility Loan Documents, so long as such disposition is conducted in accordance with applicable law and does not breach the provisions of this Agreement.

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(c)          None of the GSO Agent, any GSO Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the GSO Agent or any GSO Secured Party otherwise should exercise any of its contractual rights or remedies under any GSO Loan Documents (subject to the terms and conditions hereof), neither the GSO Agent nor any GSO Secured Party shall have any liability whatsoever to the BofA Facility Agent or any BofA Facility Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the terms and provisions of this Agreement). The GSO Agent and the GSO Secured Parties shall be entitled to manage and supervise their loans under any GSO Credit Agreement and any of the other GSO Loan Documents as they may, in their sole discretion, deem appropriate, and may manage their loans without regard to any rights or interests that the BofA Facility Agent or any of the BofA Facility Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. Subject to Section 4.3, the BofA Facility Agent, on behalf of itself and the BofA Facility Secured Parties, agrees that neither the GSO Agent nor any GSO Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the GSO Loan Documents, so long as such disposition is conducted in accordance with applicable law and does not breach the provisions of this Agreement.

Section 5.2.          Modifications to BofA Documents and GSO Documents.

(a)          The BofA Facility Agent and the BofA Facility Secured Parties may at any time and from time to time and without the consent of or notice to the GSO Agent or any GSO Secured Party, without incurring any liability to the GSO Agent or any GSO Secured Party and without impairing or releasing any rights or obligations hereunder or otherwise, amend, restate, supplement, modify, waive, substitute, renew, refinance, or replace any or all of the BofA Facility Loan Documents; provided, however, that without the consent of the GSO Agent, the BofA Facility Secured Parties shall not amend, restate, supplement, modify, waive, substitute, renew, refinance or replace any or all of the BofA Facility Loan Documents to:

(1)         increase the sum of the then outstanding aggregate principal amount of the loans made under the BofA Credit Agreement in excess of the amount of the Maximum BofA Facility Amount;

(2)         increase the rates of interest set forth in the definition of “Applicable Margin” as defined in the BofA Credit Agreement by more than 2.00% per annum at any level of the pricing grid applicable thereto (other than any increase occurring because of fluctuations in underlying rate indices or the imposition of the Default Rate), or increase the Default Rate by more than 2.00% per annum above the rate applicable thereto (other than any increase occurring because of fluctuations in underlying rate indices);

(3)         shorten the scheduled maturity of the BofA Facility Obligations;

(4)         require any mandatory prepayments or scheduled repayments of the BofA Facility Obligations except as provided in the BofA Facility Loan Documents as in effect on the date hereof or, other than a result of the occurrence of an Event of Default under the BofA Facility Loan Documents, require that any payment on the BofA Facility Obligations be made earlier than the date originally scheduled for such payment;

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(5)         change any conditions, covenants, defaults or events of default thereunder that expressly restricts any Loan Party from making payments of the GSO Obligations that would otherwise be permitted under the BofA Credit Agreement as in effect on the date hereof;

(6)         amend the provisions of the BofA Credit Agreement (including Sections 2.04(d), 2.14, 2.16 or 6.17 thereof) to the extent such amendment would have the effect of making more credit available to the Borrower in excess of the amount of the Maximum BofA Facility Amount; or

(7)         make any other amendment or modification in contravention of this Agreement

(b)          The GSO Agent and the GSO Secured Parties may at any time and from time to time and without consent of or notice to the BofA Facility Secured Parties, without incurring any liability to the BofA Facility Secured Parties and without impairing or releasing any rights or obligations hereunder or otherwise, amend, restate, supplement, modify, waive, substitute, renew, refinance or replace any or all of the GSO Loan Documents; provided, however, that without the consent of the BofA Facility Agent, the GSO Agent and the GSO Secured Parties shall not amend, restate, supplement, modify, waive, substitute, renew, refinance or replace any or all of the GSO Loan Documents to:

(1)         increase the aggregate outstanding principal amount of the GSO Obligations in excess of the amount of the Maximum GSO Facility Amount;

(2)         increase the rate of interest set forth in Section 2.05 of the GSO Credit Agreement by more than 2.00% per annum (other than any increase occurring because of fluctuations in underlying rate indices or the imposition of the Default Rate) or increase the percentage with respect to the Default Rate by more than 2.00% per annum above the rate applicable thereto on the date hereof;

(3)         shorten the scheduled maturity of the GSO Obligations;

(4)         require any mandatory prepayments or scheduled repayments of the GSO Obligations except as provided in the GSO Loan Documents as in effect on the date hereof or require that any payment on the GSO Obligations be made earlier than the date originally scheduled for such payment;

(5)         change any conditions, covenants, defaults or events of default thereunder that expressly restricts any Loan Party from making payments of the BofA Facility Obligations that would otherwise be permitted under the GSO Loan Documents as in effect on the date hereof;

(6)         amend the provisions the GSO Credit Agreement (including Section 2.14 thereof), to the extent such amendment would have the effect of making more credit available to the Borrower in excess of the amount of the Maximum GSO Facility Amount; or

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(7)         make any other amendment or modification in contravention of this Agreement.

(c)          Subject to Sections 5.2(a) and (b) above, the BofA Facility Obligations and the GSO Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any BofA Loan Document or any GSO Loan Document) of the BofA Facility Agent, the BofA Facility Secured Parties, the GSO Agent or the GSO Secured Parties, as the case may be, all without affecting the Lien Priority provided for herein or the other provisions hereof, provided, however, that the holders of such refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the BofA Facility Agent or the GSO Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the BofA Facility Agent or the GSO Agent, as the case may be, and any such refinancing transaction shall be in accordance with any applicable provisions of both the BofA Facility Loan Documents and the GSO Loan Documents (to the extent such documents survive the refinancing).

Section 5.3.          Reinstatement and Continuation of Agreement.

(a)          If the BofA Facility Agent or any BofA Facility Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the BofA Facility Obligations (a “BofA Recovery”), then the BofA Facility Obligations shall be reinstated to the extent of such BofA Recovery. If this Agreement shall have been terminated prior to such BofA Recovery, this Agreement shall be reinstated in full force and effect in the event of such BofA Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement, but such reinstatement shall not impose an obligation on the GSO Agent or GSO Secured Parties to disgorge payments received by the GSO Agent prior to such reinstatement, including from the Proceeds of Collateral, in accordance with the terms of Section 4.1 hereof. All rights, interests, agreements, and obligations of the BofA Facility Agent, the GSO Agent, the BofA Facility Secured Parties, and the GSO Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against the Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of the Borrower or any Guarantor in respect of the BofA Facility Obligations or the GSO Obligations. No priority or right of the BofA Facility Agent or any BofA Facility Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the BofA Facility Loan Documents, regardless of any knowledge thereof which the BofA Facility Agent or any BofA Facility Secured Party may have.

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(b)          If the GSO Agent or any GSO Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the GSO Obligations (a “GSO Recovery”), then the GSO Obligations shall be reinstated to the extent of such GSO Recovery. If this Agreement shall have been terminated prior to such GSO Recovery, this Agreement shall be reinstated in full force and effect in the event of such GSO Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement, but such reinstatement shall not impose an obligation on the BofA Facility Agent or BofA Facility Secured Parties to disgorge payments received by the BofA Facility Agent prior to such reinstatement, including from the Proceeds of Collateral, in accordance with the terms of Section 4.1 hereof. All rights, interests, agreements, and obligations of the BofA Facility Agent, the GSO Agent, the BofA Facility Secured Parties, and the GSO Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against the Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of the Borrower or any Guarantor in respect of the BofA Facility Obligations or the GSO Obligations. No right of the GSO Agent or any GSO Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the GSO Loan Documents, regardless of any knowledge thereof which the GSO Agent or any GSO Secured Party may have.

ARTICLE 6.

INSOLVENCY PROCEEDINGS

Section 6.1.          DIP Financing.

(a)          If the Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to Payment of Maximum BofA Facility Amount, and the BofA Facility Agent or the BofA Facility Secured Parties shall seek to provide the Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Collateral), then the GSO Agent, on behalf of itself and the GSO Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on any grounds, including a failure to provide “adequate protection” for the Liens of the GSO Agent securing the GSO Obligations (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral except as permitted by Section 6.3(b)(i) and will not offer or support any debtor-in-possession financing which would compete with such DIP Financing), so long as (i) the GSO Agent retains its Lien on the Collateral to secure the GSO Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Laws) with the same priority that existed prior to the commencement of the Insolvency Proceeding, (ii) the additional amount advanced against the BofA Facility Priority Collateral pursuant to any such DIP Financing does not exceed the greater of (i) $10,000,000 and (ii) an amount which would cause the Loan to Value Ratio to be increased by not more than five (5%) percent from the then existing Loan to Value Ratio (iii) all Liens on the Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the BofA Facility Agent and the BofA Facility Secured Parties securing the BofA Facility Obligations on the Collateral; (iv) the non-default interest rate with respect to the DIP Financing is no more than 2.00% above the rate in effect immediately prior to the commencement of the Insolvency Proceeding and the default rate for such DIP Financing is no greater than 2.00% in excess of such non-default rate, (v) the closing fees with respect to the DIP Financing are no more than 1.50% of the maximum principal amount of the DIP Financing; (vi) the DIP Financing does not compel any Borrower or any Guarantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation, (vii) the DIP Financing documentation or cash collateral order does not expressly require the liquidation of all of the Collateral prior to a default under the DIP Financing documentation or cash collateral order (it being agreed that the DIP Facility may require that certain of the Collateral be liquidated within a specified time period; provided, further, nothing herein shall prevent the GSO Agent or the GSO Secured Parties from (x) objecting to any provision in any DIP Financing relating to any provision or content of a plan or reorganization to the extent that such objection is not inconsistent with the terms of this Agreement, or (y) objecting to any agreement or arrangements that require a specific treatment of the claim in the Insolvency Proceeding for purposes of a plan of reorganization or contravene the terms of this Agreement in any material respect; provided that if the GSO Agent and the GSO Secured Parties exercise the purchase option set forth in Article 7 hereof with respect to the BofA Facility Obligations, the BofA Facility Agent agrees, on behalf of the BofA Facility Secured Parties, that the BofA Facility Agent and the BofA Facility Secured Parties shall not seek to provide the Borrower or any Guarantor with a DIP Financing following such purchase.

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(b)          Notwithstanding the provisions of Section 6.1(a), if the BofA Facility Agent or some or all of the BofA Facility Secured Parties (i) do not offer to provide DIP Financing to the Borrower and/or the Guarantors; or (ii) propose to provide DIP Financing not conforming with the provisions of Section 6.1(a), the GSO Agent and some or all of the GSO Secured Parties may propose to provide (or support any other Person in providing) DIP Financing in lieu of, or competition with, the BofA Facility Agent and the BofA Facility Secured Parties, provided that any such DIP Financing shall be subject to the same limitations set forth in Section 6.1(a), shall be in conformity with the provisions of Section 5.2(b) and the other provisions of this Agreement, and shall not seek to prime the Lien of the BofA Facility Agent and the BofA Facility Secured Parties.

(c)          All Liens granted to the BofA Facility Agent or the GSO Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2.          Relief From Stay. Until the Payment of Maximum BofA Facility Amount has occurred, the GSO Agent, on behalf of itself and the GSO Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral without the BofA Facility Agent’s express written consent. In addition, neither the BofA Facility Agent nor the GSO Agent shall seek any relief from the automatic stay with respect to any Collateral without providing three (3) days’ prior written notice to the other, unless such period is agreed by both the BofA Facility Agent and the GSO Agent to be modified or unless, with respect to the BofA Facility Agent, it makes a good faith determination that either (A) the Collateral will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the BofA Facility Agent’s ability to realize upon the Collateral.

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Section 6.3.          No Contest; Adequate Protection.

(a)          The GSO Agent, on behalf of itself and the GSO Secured Parties, agrees that, prior to the Discharge of BofA Facility Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the BofA Facility Agent or any BofA Facility Secured Party for adequate protection of its interest in the Collateral in compliance with the terms of this Agreement, (ii) except as otherwise expressly provided herein, any proposed provision of DIP Financing by the BofA Facility Agent and some or all of the BofA Facility Secured Parties consistent with Section 6.1(a), or (iii) any objection by the BofA Facility Agent or any BofA Facility Secured Party to any motion, relief, action, or proceeding based on a claim by the BofA Facility Agent or any BofA Facility Secured Party that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the BofA Facility Agent as adequate protection of its interests are subject to this Agreement.

(b)          The BofA Facility Agent, on behalf of itself and the BofA Facility Secured Parties, agrees that, prior to the Discharge of GSO Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the GSO Agent or any GSO Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) above), (ii) except as provided in Section 6.1(b), any proposed provision of DIP Financing by the GSO Agent and some or all of the GSO Secured Parties, or (ii) any objection by the GSO Agent or any GSO Secured Party to any motion, relief, action or proceeding based on a claim by the GSO Agent or any GSO Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as (x) any Liens granted to the GSO Agent as adequate protection of its interests are subject to this Agreement and (y) any payments with respect to such adequate protection are limited to payments of interest (without giving effect to any default rate of interest under the GSO Credit Agreement) and reasonable attorneys fees and other reasonable out of pocket expenses of the GSO Secured Parties and are not made with the Proceeds from the Disposition of any Collateral (other than Equipment constituting GSO Priority Collateral).

(c)          Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding, in the event that the BofA Facility Agent, on behalf of itself or any of the BofA Facility Secured Parties, is granted adequate protection with respect to the Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Collateral), then the BofA Facility Agent, on behalf of itself and the BofA Facility Secured Parties, agrees that the GSO Agent, on behalf of itself or any of the GSO Secured Parties, may seek or request (and the BofA Facility Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the BofA Facility Obligations on the same basis as the other Liens of the GSO Agent on the Collateral.

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(d)          Neither the GSO Agent nor any GSO Secured Party shall oppose or seek to challenge any claim by the BofA Facility Agent or any BofA Facility Secured Party for allowance in any Insolvency Proceeding of BofA Facility Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien securing any BofA Facility Secured Party’s claim, without regard to the existence of the Lien of the GSO Agent on behalf of the GSO Secured Parties on the Collateral.

(e)          Neither the BofA Facility Agent nor any other BofA Facility Secured Party shall oppose or seek to challenge any claim by the GSO Agent or any GSO Secured Party for allowance in any Insolvency Proceeding of GSO Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien securing any GSO Secured Party’s claim.

Section 6.4.          Asset Sales.

(a)          The GSO Agent agrees, on behalf of itself and the GSO Secured Parties, that it will not oppose any sale consented to by the BofA Facility Agent of any BofA Facility Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under any law applicable to any Insolvency Proceeding) so long as the Proceeds of such sale are applied in accordance with this Agreement provided that (i) the BofA Facility Agent has agreed to release the Liens securing the BofA Facility Obligations on such BofA Facility Priority Collateral, (ii) the GSO Agent may request the Bankruptcy Court in the Insolvency Proceeding to grant the GSO Agent a Lien in the excess proceeds from such sale or disposition (and the BofA Facility Agent and the other BofA Facility Secured Parties shall not object thereto), (iv) the GSO Agent shall have had an opportunity to object to any bidding procedures motion filed in the Insolvency Proceeding and the sale is conducted in compliance with the bidding procedures approved by the Bankruptcy Court in such Insolvency Proceeding, and (v) such motion does not impair the rights of the GSO Secured Parties under Section 363(k) of the Bankruptcy Code.

(b)          The BofA Facility Agent agrees, on behalf of itself and the BofA Facility Secured Parties, that it will not oppose any sale consented to by the GSO Agent of any GSO Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under any law applicable to any Insolvency Proceeding) so long as the Proceeds of such sale are applied in accordance with this Agreement, provided that (i) the GSO Agent has agreed to release the Liens securing the GSO Obligations on such GSO Priority Collateral, (ii) the BofA Facility Agent may request the Bankruptcy Court in the Insolvency Proceeding to grant the BofA Facility Agent a Lien in the excess proceeds from such sale or disposition (and the GSO Agent and the other GSO Secured Parties shall not object thereto), (iv) the BofA Facility Agent shall have had an opportunity to object to any bidding procedures motion filed in the Insolvency Proceeding and the sale is conducted in compliance with the bidding procedures approved by the Bankruptcy Court in such Insolvency Proceeding, and (v) such motion does not impair the rights of the BofA Facility Secured Parties under Section 363(k) of the Bankruptcy Code.

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Section 6.5.          Separate Grants of Security and Separate Classification. Each GSO Secured Party and each BofA Facility Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the BofA Facility Security Documents and the GSO Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the GSO Obligations are fundamentally different from the BofA Facility Obligations and must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the BofA Facility Secured Parties and the GSO Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the GSO Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of BofA Facility Obligation claims and GSO Obligation claims against the Loan Parties, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the GSO Secured Parties), the BofA Facility Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees, expense reimbursements and other claims that are available from the Collateral before any distribution is made in respect of the claims held by the GSO Secured Parties from the Collateral, with the GSO Secured Parties hereby acknowledging and agreeing to turn over to the BofA Facility Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of the GSO Secured Parties.

Section 6.6.          Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7.          BofA Facility Obligations Unconditional. All rights of the BofA Facility Agent hereunder, and all agreements and obligations of the GSO Agent and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of any change in the time, place or manner of payment of, or in any other term of, all or any portion of the BofA Facility Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any BofA Loan Document, in each case, in accordance with the terms hereof.

Section 6.8.          GSO Obligations Unconditional. All rights of the GSO Agent hereunder, all agreements and obligations of the BofA Facility Agent and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of any change in the time, place or manner of payment of, or in any other term of, all or any portion of the GSO Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any GSO Loan Document, in each case, in accordance with the terms hereof.

Section 6.9.          Reorganization Securities. Subject to the ability of the BofA Facility Secured Parties and the GSO Secured Parties, as applicable, to support or oppose confirmation or approval of any plan of reorganization as provided herein, if, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, both on account of BofA Facility Obligations and on account of GSO Obligations, then, to the extent the debt obligations distributed on account of the BofA Facility Obligations and on account of the GSO Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed and to the Liens securing such debt obligations and the distribution of Proceeds thereof.

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Section 6.10.         Rights as Unsecured Creditors. Except as expressly provided in this Agreement, nothing contained herein shall affect the rights or claims of any Agent or any Secured Party as an unsecured creditor in any Insolvency Proceeding, and the Agents and the Secured Parties shall retain all such rights and claims (it being understood that the Secured Parties may not directly or indirectly exercise rights as an unsecured creditor which such Secured Party is expressly prohibited from exercising as a secured creditor hereunder).

ARTICLE 7.

PURCHASE OPTION

Section 7.1.          Right to Purchase. Upon the occurrence and during the continuation of a Triggering Event, any one or more of the GSO Lenders (acting in their individual capacity or through one or more affiliates) shall have the right, subject to the third sentence of this Section 71, but not the obligation, upon written notice from the GSO Agent on behalf of such GSO Lenders (a “Purchase Notice”) to BofA Facility Agent to acquire from the BofA Facility Lenders all (but not less than all) of the right, title, and interest of the BofA Facility Lenders in and to the BofA Facility Obligations and the BofA Facility Loan Documents. The Purchase Notice, if given, shall be irrevocable. With respect to any Insolvency Proceeding constituting a Triggering Event, a Purchase Notice may be furnished only upon (i) the occurrence of any event which would permit the GSO Secured Parties to propose a DIP Financing under Section 6.1(b) hereof or (ii) the failure of any of the BofA Facility Secured Parties to offer to provide DIP Financing, and, in each such event, such Purchase Notice must be received by the BofA Facility Agent within ten (10) Business Days after the earlier of the commencement of the Insolvency Proceeding or the date that the BofA Facility Agent notifies the GSO Agent in writing of the BofA Facility Agent’s intention to provide (or not to provide) a DIP Financing; if not so furnished within that time period (time being of the essence), the rights of the GSO Lenders to purchase the BofA Facility Obligations as a result of the commencement of such Insolvency Proceeding shall terminate and be on no further force and effect unless and until another Triggering Event exists. On the date specified by the GSO Agent in the Purchase Notice (which shall not be more than ten (10) Business Days after the receipt by BofA Facility Agent of the Purchase Notice), the BofA Facility Lenders shall sell to the purchasing GSO Lenders and the purchasing GSO Lenders shall purchase from the BofA Facility Lenders, the BofA Facility Obligations. During the period commencing on the date such notice is received by the BofA Facility Agent and ending on the date specified in such notice for the consummation of the purchase, the BofA Facility Agent shall not Exercise Any Secured Creditor Remedies without the consent of the GSO Agent (at the direction of the purchasing GSO Lenders, such direction not to be unreasonably withheld or delayed). For the avoidance of doubt, each Triggering Event shall be deemed to be an independent event and shall in each case independently trigger the right of the GSO Agent and the GSO Lenders to purchase all of the BofA Facility Obligations, notwithstanding the prior occurrence of another Trigger Event.

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Section 7.2.          Payments. On the date of such purchase and sale, the purchasing GSO Lenders shall:

(a)          pay to BofA Facility Agent, for the benefit of the BofA Facility Lenders, as the purchase price therefor, the full amount of all the BofA Facility Obligations (other than (x) indemnification obligations for which no claim or demand for payment has been made at such time, and (y) BofA Facility Obligations cash collateralized in accordance with Section 7.2(b) below) then outstanding and unpaid;

(b)          (i) furnish cash collateral to the BofA Facility Agent in such amounts as the BofA Facility Agent determines is reasonably necessary to secure the BofA Facility Agent and the BofA Facility Lenders (and their respective affiliates) in respect of any Cash Management Obligations (such cash collateral shall be applied to the reimbursement of Bank Product Obligations and Cash Management Obligations as and when such obligations become due and payable and, at such time as all of the Cash Management Obligations are paid in full, the remaining cash collateral held by BofA Facility Agent in respect of Cash Management Obligations shall be remitted to the GSO Agent for the benefit of the purchasing GSO Lenders), and (ii) furnish cash collateral to the BofA Facility Agent in such amounts as the BofA Facility Agent reasonably determines is necessary to secure the BofA Facility Agent and the BofA Facility Lenders in respect of any asserted or threatened (in writing) claims, demands, actions, suits, proceedings, investigations, liabilities, fines, costs, penalties, or damages that are the subject of the indemnification provisions of the BofA Credit Agreement (such cash collateral shall be applied to the reimbursement of such obligations as and when they become due and payable and, at such time as all of such obligations are paid in full, the remaining cash collateral held by BofA Facility Agent in respect of indemnification obligations shall be remitted to the GSO Agent for the benefit of the purchasing GSO Lenders), or make such other accommodations as are reasonably agreed between the BofA Facility Agent and the GSO Agent (at the direction of the purchasing GSO Lenders) with respect to such obligations; and

(c)          pay to BofA Facility Agent and the other BofA Facility Lenders the amount of all expenses in accordance with the BofA Facility Loan Documents (including the reimbursement of attorneys’ fees, field examination expenses, and appraisal fees).

Such purchase price and cash collateral shall be remitted by wire transfer of federal funds to such bank account of BofA Facility Agent as BofA Facility Agent may designate in writing to GSO Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the purchasing GSO Lenders to the bank account designated by BofA Facility Agent are received in such bank account prior to 2:00 p.m., Eastern time, and interest shall be calculated to and including such Business Day if the amounts so paid by the purchasing GSO Lenders to the bank account designated by BofA Facility Agent are received in such bank account later than 2:00 p.m., Eastern time.

Section 7.3.          Documentation. Any such purchase under this Article 7 shall be effected by the execution and delivery of a customary form of assignment and acceptance agreement and shall be expressly made without representation or warranty of any kind by BofA Facility Agent and the other BofA Facility Lenders as to the BofA Facility Obligations so purchased, or otherwise, and without recourse to BofA Facility Agent or any other BofA Facility Secured Party, except that each BofA Facility Lender shall represent and warrant: (i) that the amount quoted by such BofA Facility Lender as its portion of the purchase price represents the amount shown as owing with respect to the claims transferred as reflected on its books and records, and (ii) it owns, or has the right to transfer to the purchasing GSO Lenders, the rights being transferred.

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Section 7.4.          Retained Interest of BofA Facility Lenders. In the event that any one or more of the GSO Lenders exercises and consummates the purchase option set forth in this Article 7, the BofA Facility Lenders shall retain their indemnification rights under the BofA Credit Agreement.

ARTICLE 8.

MISCELLANEOUS

Section 8.1.          Rights of Subrogation. The GSO Agent, for and on behalf of itself and the GSO Secured Parties, agrees that no payment to the BofA Facility Agent or any BofA Facility Secured Party pursuant to the provisions of this Agreement shall entitle the GSO Agent or any GSO Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of BofA Facility Obligations shall have occurred. Following the Discharge of BofA Facility Obligations, the BofA Facility Agent agrees to execute such documents, agreements, and instruments as the GSO Agent or any GSO Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the BofA Facility Obligations resulting from payments to the BofA Facility Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the BofA Facility Agent are paid by such Person upon request for payment thereof. The BofA Facility Agent, for and on behalf of itself and the BofA Facility Secured Parties, agrees that no payment to the GSO Agent or any GSO Secured Party pursuant to the provisions of this Agreement shall entitle the BofA Facility Agent or any BofA Facility Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of GSO Obligations shall have occurred. Following the Discharge of GSO Obligations, the GSO Agent agrees to execute such documents, agreements, and instruments as the BofA Facility Agent or any BofA Facility Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the GSO Obligations resulting from payments to the GSO Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the GSO Agent are paid by such Person upon request for payment thereof

Section 8.2.          Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the BofA Facility Agent or the GSO Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 8.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 8.2.

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Section 8.3.          Representations. The GSO Agent represents and warrants to the BofA Facility Agent that it has the requisite power and authority under the GSO Loan Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the GSO Secured Parties and that this Agreement shall be binding obligations of the GSO Agent and the GSO Secured Parties, enforceable against the GSO Agent and the GSO Secured Parties in accordance with its terms. The BofA Facility Agent represents and warrants to the GSO Agent that it has the requisite power and authority under the BofA Facility Loan Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the BofA Facility Secured Parties and that this Agreement shall be binding obligations of the BofA Facility Agent and the BofA Facility Secured Parties, enforceable against the BofA Facility Agent and the BofA Facility Secured Parties in accordance with its terms.

Section 8.4.          Amendments. No amendment or waiver of any provision of this Agreement nor any consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the GSO Agent and the BofA Facility Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that this Agreement may be amended from time to time, without the consent of either Agent, to add additional Loan Parties, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof.

Section 8.5.          Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, sent electronically in PDF or similar format or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic transmission or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

BofA Facility Agent:	Bank of America, N.A.
100 Federal Street
MA5 100 09-09
Boston, Massachusetts 02110
Attention: Andrew Cerussi
Andrew.cerussi@baml.com

GSO Agent:	Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Cora Holland-Koller
Telephone: (612) 217-5641
Facsimile: (612) 217- 5651
E-mail: CHolland-Koller @WilmingtonTrust.com

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with copies to (such copies not to constitute notice):

James-Bates-Brannan-Groover-LLP
3399 Peachtree Rd NE, Suite 1700
Atlanta, GA 30326
Attention: Whalen J. Kuller, Esq.
Telephone: (404) 997-7505
Facsimilie: (404) 997-6021
Email: wkuller@jamesbatesllp.com

and:

King & Spalding LLP
1185 Avenue of the Americas
New York, NY 10036
Attention: W. Todd Holleman, Esq.
Cecilia Hong, Esq.
Telephone: (212) 556-2169
Facsimile: (212) 556-2222
Email: tholleman@kslaw.com
chong@kslaw.com

Section 8.6.          No Waiver; Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 8.7.          Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of BofA Facility Obligations and the Discharge of GSO Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the BofA Facility Agent, any BofA Facility Secured Party, the GSO Agent, or any GSO Secured Party may assign or otherwise transfer all or any portion of the BofA Facility Obligations or the GSO Obligations, as applicable, to any other Person (other than the Borrower, any Guarantor or any subsidiary or Affiliate of the Borrower or any Guarantor), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the BofA Facility Agent, the GSO Agent, any BofA Facility Secured Party, or any GSO Secured Party, as the case may be, herein or otherwise. The BofA Facility Secured Parties and the GSO Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Loan Party on the faith hereof.

44

Section 8.8.          Governing Law; Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 8.9.          Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 8.10.         No Third Party Beneficiaries. This Agreement is solely for the benefit of the BofA Facility Agent, the BofA Facility Secured Parties, the GSO Agent and the GSO Secured Parties. No other Person (including the Borrower, any Guarantor or any Affiliate of the Borrower or any Guarantor, or any subsidiary of the Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 8.11.         Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 8.12.         Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 8.13.         VENUE; JURY TRIAL WAIVER.

(a)          EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY BOFA FACILITY SECURED PARTY OR ANY GSO SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY BOFA FACILITY LOAN DOCUMENTS, OR ANY GSO LOAN DOCUMENTS AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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(b)          EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)          EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 8.14.         Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the BofA Credit Agreement and the GSO Credit Agreement. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any BofA Facility Secured Party to the obligations due to any GSO Secured Party or (ii) any GSO Secured Party to the obligations due to any BofA Facility Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of indebtedness.

Section 8.15.         No Warranties or Liability. The GSO Agent and the BofA Facility Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other BofA Loan Document or any GSO Loan Document. Except as otherwise provided in this Agreement, the GSO Agent and the BofA Facility Agent will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 8.16.         Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any BofA Facility Loan Document or any GSO Loan Document, the provisions of this Agreement shall govern.

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Section 8.17.         Information Concerning Financial Condition of the Loan Parties. Each of the GSO Agent and the BofA Facility Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of non-payment of the BofA Facility Obligations or the GSO Obligations. The GSO Agent and the BofA Facility Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the GSO Agent or the BofA Facility Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion except as required pursuant to Section 3.3, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, or (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby to hold the other Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the BofA Facility Agent, for and on behalf of itself and the BofA Facility Lenders, and the GSO Agent, for and on behalf of itself and the GSO Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as the BofA Facility Agent

	By:	/s/ Andrew Cerussi
`	Name:Andrew Cerussi
Title:Director

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WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the GSO Agent

By:	/s/ Cora Holland-Koller
Name: Cora Holland-Koller
Title:Banking Officer

49

ACKNOWLEDGMENT

The Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the BofA Facility Agent, the BofA Facility Secured Parties, the GSO Agent, and the GSO Secured Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. The Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the BofA Facility Secured Parties, the Borrower and the Guarantors, the BofA Facility Loan Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the GSO Secured Parties, the Borrower and the Guarantors, the GSO Loan Documents remain in full force and effect as written and are in no way modified hereby.

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

SQBG, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

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HEELING SPORTS LIMITED

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

B©AND MATTER, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

SBG Revo Holdings, LLC

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

sbg universe brands, llc

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

Galaxy Brands LLC

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

The Basketball Marketing
Company, Inc.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

51

American Sporting Goods Corporation

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

LNT Brands LLC

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

sbg fm, LLC

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

joe’s holdings LLC

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

52

MSO IP HOLDINGS, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

MARTHA STEWART, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

BODY AND SOUL OMNIMEDIA, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

MSLO PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

53

MSLO PRODUCTIONS – HOME, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

MSLO PRODUCTIONS – EDF, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

FLOUR PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

EMERIL PRIMETIME MUSIC, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

EMERIL PRIMETIME PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

54

GOOD THING PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

MSLO SHARED IP SUB, LLC

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

MSLO EMERIL ACQUISITION SUB, LLC

By:	/s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

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